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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  June 30, 1996

                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)

                Maryland             33-83506          94-3211970
             (State or other       (Commission       (IRS Employer
             Jurisdiction of       File Number)       I.D. Number)
             incorporation)

        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:   (415) 343-9300

                                       N/A
          (Former name or former address, if changes since last report)

                   This form 8-K contains a total of 20 pages.

                              No Exhibits Required

                                  Page 1 of 20

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 Item 5.     Other Events

             On July 26, 1996, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of June 30, 1996, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

Item 7.      Financial Statements and Exhibits

             Financial Statements:

                                  None

             Exhibits:

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                                                                  Page Number in
Exhibit No.                 Description                             This Filing
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
     99                     Supplemental Information as                  3
                            of June 30, 1996
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          GLENBOROUGH REALTY TRUST INCORPORATED

Date:   July 26, 1996                     By:    /s/ Andrew Batinovich
                                             -------------------------
                                                 Andrew Batinovich
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Chief Operating Officer
                                                 (Principal Financial Officer)

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